Basis of preparation (Policies)	12 Months Ended
Dec. 31, 2022
Corporate Information And Statement Of IFRS Compliance [Abstract]
Authorization of Consolidated Financial Statements and compliance with International Financial Reporting Standards
Authorization of Consolidated Financial Statements and compliance with International Financial Reporting Standards
The Consolidated Financial Statements, together with the notes thereto, of Stellantis as of and for the year ended December 31, 2022 (“The Consolidated Financial Statements”) were authorized for issuance by the Stellantis Board of Directors on February 24, 2023 and have been prepared in accordance with the International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”), as well as IFRS as adopted by the European Union. There is no effect on these consolidated financial statements resulting from differences between IFRS as issued by the IASB and IFRS as adopted by the European Union. The designation “IFRS” includes International Accounting Standards (“IAS”) as well as all interpretations of the IFRS Interpretations Committee (“IFRIC”).

Basis of preparation
Basis of preparation
The Consolidated Financial Statements are prepared under the historical cost method, modified for the measurement of certain financial instruments as required, as well as on a going concern basis. In this respect, the Company’s assessment is that no material uncertainties (as defined in IAS 1 - Presentation of Financial Statements) exist about its ability to continue as a going concern.
For the presentation of the Consolidated Income Statement, Stellantis uses a classification based on the function of expenses rather than based on their nature as it is considered more representative of the format used for internal reporting and management purposes and is consistent with international practice in the automotive sector.

Subsidiaries
Subsidiaries
Subsidiaries are entities over which the Company has control. Control is achieved when the Company has power over the investee, when it was exposed to, or has rights to, variable returns from its involvement with the investee and has the ability to use its power over the investee to affect the amount of the investor’s returns. Subsidiaries are consolidated on a line by line basis from the date which control is achieved by the Company. The Company reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control listed above.
The Company recognizes a non-controlling interest in the acquiree on a transaction-by-transaction basis, either at fair value or at the non-controlling interest’s share of the recognized amounts of the acquiree’s identifiable net assets. Net profit or loss and each component of Other comprehensive income/(loss) are attributed to Equity attributable to owners of the parent and to Non-controlling interests. Total comprehensive income/(loss) of subsidiaries is attributed to Equity attributable to the owners of the parent and to the non-controlling interest even if this results in a deficit balance in Non-controlling interests.
Changes in the Company’s ownership interests in a subsidiary that do not result in the Company losing control over the subsidiary are accounted for as equity transactions. The carrying amounts of Equity attributable to owners of the parent and Non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiary. Any difference between the carrying amount of the non-controlling interests and the fair value of the consideration paid or received in the transaction is recognized directly in Equity attributable to the owners of the parent.
Subsidiaries are deconsolidated from the date on which control ceases. When the Company ceases to have control over a subsidiary, it derecognizes the assets (including any goodwill) and liabilities of the subsidiary at their carrying amounts, derecognizes the carrying amount of non-controlling interests in the former subsidiary if any and recognizes the fair value of any consideration received from the transaction. Any gain or loss is recognized in the Consolidated Income Statement. Any retained interest in the former subsidiary is then remeasured to its fair value.
All intra-group balances and transactions, and any unrealized gains and losses arising from intra-group transactions, are eliminated in preparing the Consolidated Financial Statements.

Interests in Joint Ventures and Associates
Interests in Joint Ventures and Associates
A joint venture is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the arrangement. Joint control is the contractually agreed sharing of control of an arrangement which exist only when decisions about the relevant activities require the unanimous consent of the parties sharing the control.
An associate is an entity over which the Company has significant influence. Significant influence is the power to participate in the financial and operating policy decisions of the investee but does not have control or joint control over those policies.
Joint ventures and associates are accounted for using the equity method of accounting from the date joint control or significant influence is obtained. On acquisition, any excess of the investment over the share of the net fair value of the investee's identifiable assets and liabilities is recognized as goodwill and is included in the carrying amount of the investment. Any excess of the Company’s share of the net fair value of the investee’s identifiable assets and liabilities over the cost of the investment is included as income in the determination of the Company’s share of the investee’s profit/(loss) in the acquisition period.
Under the equity method, investments are initially recognized at cost and adjusted thereafter to recognize the Company’s share of the profit/(loss) and other comprehensive income/(loss) of the investee. The Company’s share of the investee’s profit/(loss) is recognized in the Consolidated Income Statement. Distributions received from an investee reduce the carrying amount of the investment. Post-acquisition movements in Other comprehensive income/(loss) are recognized in Other comprehensive income/(loss) with a corresponding adjustment to the carrying amount of the investment.
Unrealized gains arising on transactions between the Company and its joint ventures and associates are eliminated to the extent of the Company’s interest in the joint venture or associate. Unrealized losses are also eliminated unless the transaction provided evidence of an impairment of the asset transferred.
When the Company’s share of the losses of a joint venture or associate exceeds its interest in that joint venture or associate, the Company discontinues recognizing its share of further losses. Additional losses are provided for and a liability is recognized only to the extent that the Company has incurred legal or constructive obligations or made payments on behalf of the joint venture or associate.
The Company discontinues the use of the equity method from the date the investment ceases to be an associate or a joint venture, or when it is classified as held for sale.

Interests in Joint Operations
Interests in Joint Operations
A joint operation is a type of joint arrangement whereby the parties that have joint control have rights to the assets and obligations for the liabilities relating to the arrangement. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control.
The Company recognizes its related interest in the joint operation including: (i) its assets, including its share of any assets held jointly, (ii) its liabilities, including its share of any liabilities incurred jointly, (iii) its revenue from the sale of its share of the output arising from the joint operation, (iv) its share of the revenue from the sale of the output by the joint operation and (v) its expenses, including its share of any expenses incurred jointly.

Assets held for sale, Assets held for distribution and Discontinued Operations
Assets held for sale, Assets held for distribution and Discontinued Operations
Pursuant to IFRS 5 - Non-current Assets Held for Sale and Discontinued Operations, non-current assets and disposal groups are classified as held for sale if their carrying amount will be recovered principally through a sale transaction rather than through continuing use. This condition is regarded as met only when the asset or disposal group is available for immediate sale in its present condition, subject only to terms that are usual and customary for sales of such an asset or disposal group, and the sale is highly probable, with the sale expected to be completed within one year from the date of classification.
Non-current assets and disposal groups classified as held for sale are measured at the lower of their carrying amount and fair value less costs to sell and are presented separately in the Consolidated Statement of Financial Position. Non-current assets and disposal groups are not classified as held for sale within the comparative period presented for the Consolidated Statement of Financial Position.
A discontinued operation is a component of the Company that either has been disposed of or is classified as held for sale and (i) represents either a separate major line of business or a geographical area of operations, (ii) is part of a single coordinated plan to dispose of a separate major line of business or geographical area of operations, or (iii) is a subsidiary acquired exclusively with a view to resell and the disposal involves loss of control.
Classification as a discontinued operation occurs upon disposal or, if earlier, when the asset or disposal group meets the criteria to be classified as held for sale. When the asset or disposal group is classified as a discontinued operation, the comparative information is reclassified within the Consolidated Income Statement and the Consolidated Statement of Cash Flows as if the asset or disposal group had been discontinued from the start of the earliest comparative period presented. In addition, when an asset or disposal group is classified as held for sale, depreciation and amortization cease.The classification, presentation and measurement requirements of IFRS 5 - Non-current Assets Held for Sale and Discontinued Operations outlined above also apply to an asset or disposal group that is classified as held for distribution to owners, whereby there must be commitment to the distribution, the asset or disposal group must be available for immediate distribution and the distribution must be highly probable.
Foreign currency
Foreign currency
The functional currency of the Company’s entities is the currency used in their respective primary economic environments. In individual companies, transactions in foreign currencies are recorded at the exchange rate prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the exchange rate prevailing at the date of the Consolidated Statement of Financial Position. Exchange differences arising on the settlement of monetary items or on reporting monetary items at rates different from those initially recorded, are recognized in the Consolidated Income Statement.
All assets and liabilities of foreign consolidated companies with a functional currency other than the Euro are translated using the closing rates as at the date of the Consolidated Statement of Financial Position. Income and expenses are translated into Euro on a monthly basis at the average exchange rate for each month. Translation differences arising from the application of this method are classified within Other comprehensive income/(loss) until the disposal of the subsidiary.
Average exchange rates for the period are used in preparing the Consolidated Statement of Cash Flows to translate the cash flows of foreign subsidiaries.
The principal exchange rates used to translate other currencies into Euro were as follows:

	2022		2021		2020
	Average	At December 31	Average	At December 31	Average	At December 31
U.S. Dollar (USD)	1.054	1.067	1.183	1.133	1.139	1.227
Argentine Peso (ARS)(1)	n.a.	188.915	n.a.	116.360	n.a.	103.252
Brazilian Real (BRL)	5.441	5.568	6.377	6.320	5.800	6.393
Canadian Dollar (CAD)	1.370	1.444	1.483	1.439	1.528	1.563
Swiss Franc (CHF)	1.005	0.985	1.082	1.033	1.070	1.080
Chinese Renminbi (CNY)	7.079	7.358	7.633	7.195	7.865	8.023
Turkish Lira (TRY)(2)	n.a.	19.953	15.100	15.100	9.113	9.113
Czech Koruna (CZK)	24.561	24.116	25.650	24.858	26.437	26.242
Pound Sterling (GBP)	0.853	0.887	0.860	0.840	0.889	0.899
Mexican Peso (MXN)	21.203	20.856	23.989	23.144	24.363	24.416
Polish Zloty (PLN)	4.686	4.690	4.566	4.599	4.442	4.560
Japanese Yen (JPY)	137.931	140.660	129.848	130.380	121.666	126.490
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n.a. = not applicable
(1) From July 1, 2018, Argentina’s economy was considered to be hyperinflationary. Transactions after July 1, 2018 for entities with the Argentinian Peso as the functional currency were translated using the spot rate at the end of the period. The price indices used are published by the Insituto Nacional de Estadistica y Censos de la Republica Argentina
(2) From April 1, 2022, Turkey’s economy was considered to be hyperinflationary. Transactions after January 1, 2022 for entities with the Turkish Lira as the functional currency were translated using the spot rate at the end of the period. The price indices used are published by the Turkish Statistical Institute
Intangible assets
Intangible assets
Goodwill
Goodwill represents the excess of the fair value of consideration paid in a business combination over the fair value of net tangible and identifiable intangible assets acquired. Goodwill is not amortized but is tested for impairment annually or more frequently if events or changes in circumstances indicated that it might be impaired. After initial recognition, goodwill is measured at cost less any accumulated impairment losses.
Intangible assets with indefinite useful lives
Intangible assets with indefinite useful lives consist principally of brands which have no legal, contractual, competitive, economic or other factors that limit their useful lives. Intangible assets with indefinite useful lives are not amortized but are tested for impairment annually, or more frequently if events or changes in circumstances indicated that the asset may be impaired.
Development expenditures
Development expenditures for vehicle production and related components, engines and production systems are recognized as an asset if all of the following conditions within IAS 38 – Intangible assets are met: (i) development expenditures can be measured reliably, (ii) technical feasibility of the product, projected volumes and pricing support the view that the development expenditure will generate future economic benefits and (iii) the intention to complete the intangible asset as well as the availability of adequate technical, financial and other resources for this purpose. Capitalized development expenditures include all costs that could be directly attributed to the development process. All other development expenditures are expensed as incurred.
Capitalized development expenditures are amortized on a straight-line basis from when the related asset is available for use, generally from the beginning of production, over the expected life cycle of the models (generally 5-7 years) or propulsion systems (generally 10-12 years) developed.
Refer to Note 2, Basis of preparation - Recoverability of non-current assets with definite useful lives for additional information on the effects of climate change.
Other internally developed or purchased intangible assets, excluding development expenditures
The portion of development expenditures relating to software for internal use that corresponds to directly attributable internal or external costs necessary to create the software or improve its performance is recognized as an intangible asset when it is probable that these costs will generate future economic benefits. Other software acquisition and developments costs are expensed as incurred.
Other intangible assets (consisting principally of patents) are amortized on a straight line basis over the estimated useful life, not to exceed twenty years.

Property, plant and equipment
Property, plant and equipment
Cost
Property, plant and equipment is initially recognized at cost and includes the purchase price, any costs directly attributable to bringing the assets to the location and condition necessary to be capable of operating in the manner intended by management and any initial estimate of the costs of dismantling and removing the asset and restoring the site on which it is located. Self-constructed assets are initially recognized at production cost. Subsequent expenditures and the cost of replacing parts of an asset are capitalized only if they increased the future economic benefits embodied in that asset. All other expenditures are expensed as incurred. When such replacement costs are capitalized, the carrying amount of the parts that are replaced is expensed to the Consolidated Income Statement.
Depreciation
During the years ended December 31, 2022, 2021 and 2020, assets depreciated on a straight-line basis over their estimated useful lives as follows:

Years
Buildings	33 - 40
Plant, machinery and equipment	2 - 25
Other assets	2 - 34

Borrowing Costs	Borrowing CostsBorrowing costs that are directly attributable to the acquisition, construction or production of property, plant or equipment or an intangible asset that is deemed to be a qualifying asset as defined in IAS 23 - Borrowing Costs are capitalized. Only assets with a construction period of 12 months or longer are considered. The amount of borrowing costs eligible for capitalization corresponds to the actual borrowing costs incurred during the period, less any investment income on the temporary investment of any borrowed funds not yet used.
Leases
Leases
As a Lessee
At the inception of a contract, the Company assesses whether the contract has, or contains, a lease. A contract has, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.
At inception or on reassessment of a contract that contains a lease component, the Company allocates the consideration in the contract to each lease component on the basis of their relative stand-alone prices.
Right-of-use asset
The Company recognizes a right-of-use asset and a lease liability at the lease commencement date. The right-of-use asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and an estimate of costs to dismantle and remove the underlying asset or restore the underlying asset or the site on which it is located if required by the lease, less any lease incentives received.
The right-of-use asset is subsequently depreciated using the straight-line method from the commencement date to the earlier of the end of the useful life of the right-of-use asset or the end of the lease term. The estimated useful life of the right-of-use asset is determined based on the nature of the asset, taking into consideration the lease term. In addition, the right-of-use asset is periodically reduced by impairment losses, if any, and adjusted for certain corresponding remeasurements of the lease liability.
Lease liability
The lease liability is initially measured at the present value of the lease payments that have not been paid at the commencement date, discounted using the interest rate implicit in the lease or, if that rate is not be readily determined, the Company's incremental borrowing rate. The incremental borrowing rate is determined considering macro-economic factors such as the risk free rate based on the relevant currency and term, as well as Stellantis specific factors contributing to Stellantis’ credit spread, including the impact of security. The Company primarily uses the incremental borrowing rate as the discount rate for its lease liabilities.
Lease payments used to measure the lease liability include the following, if appropriate:
•fixed payments, including in-substance fixed payments;
•variable lease payments that depend on an index or a rate, initially measured using the index or rate applicable as at the commencement date;
•amounts expected to be payable under a residual value guarantee;
•if reasonably certain to exercise, the exercise price under a purchase option, or lease payments in an optional renewal period; and
•penalties for early termination of a lease unless the Company was reasonably certain not to terminate early.
The lease liability is subsequently measured at amortized cost using the effective interest method. It is remeasured when there is a change in future lease payments arising from a change in an index or rate, if there is a change in the Company's estimate of the amount expected to be payable under a residual value guarantee, or if the Company changes its assessment of whether it would exercise a purchase, extension or termination option. When the lease liability is remeasured in this way, a corresponding adjustment is made to the carrying amount of the right-of-use asset, or is recorded in profit or loss if the carrying amount of the right-of-use asset has been reduced to zero.
The Company presents right-of-use assets that do not meet the definition of investment property in Property, plant and equipment and lease liabilities in Long-term debt and Short-term debt and current portion of long-term debt in the Consolidated Statement of Financial Position.
The Company elects to not recognize right-of-use assets and lease liabilities for short-term leases and low-value leases for all classes of leased assets. The Company recognizes the lease payments associated with these leases as an expense on a straight-line basis over the lease term.
As a Lessor
When the Company acts as a lessor, it determines at lease inception whether each lease is a finance lease or an operating lease.
To classify each lease, the Company makes an overall assessment of whether the lease transfers substantially all the risks and rewards incidental to ownership of the underlying asset. If the risks and rewards are substantially transferred, then the lease is a finance lease; if not, then it is an operating lease. As part of this assessment, the Company considers certain indicators such as whether the lease is for the major part of the economic life of the asset.

Impairment of long-lived assets
Impairment of long-lived assets
Annually, or more frequently if facts or circumstances indicate otherwise, the Company assesses whether there is any indication that its finite-lived intangible assets (including capitalized development expenditures) and its property, plant and equipment may be impaired.
If indications of impairment are present, the carrying amount of the asset is reduced to its recoverable amount which is the higher of fair value less costs of disposal and its value in use, if the carrying amount exceeds the recoverable amount. The recoverable amount is determined for the individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets, in which case the asset is tested as part of the cash-generating unit (“CGU”) to which the asset belonged. A CGU is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets. In assessing the value in use of an asset or CGU, the estimated future cash flows are discounted to their present value using a discount rate that reflects current market assessments of the time value of money and the risks specific to the asset or CGU.
When an impairment loss for assets, other than goodwill, no longer exists or has decreased, the carrying amount of the asset or CGU is increased to the revised estimate of its recoverable amount but not in excess of the carrying amount that would have been recorded had no impairment loss been recognized. The reversal of an impairment loss is recognized in the Consolidated Income Statement.
Financial assets and liabilities
Financial assets and liabilities
Financial assets primarily includes trade receivables, receivables from financing activities, investments in other companies, derivative financial instruments, cash and cash equivalents, and other financial securities that do not satisfy the requirements for being classified as cash equivalents.
Financial liabilities primarily consists of debt, derivative financial instruments, trade payables and other liabilities.
Receivables from dealer financing activities are typically generated by sales of vehicles and are generally managed under dealer network financing programs as a component of the portfolio of the Company's financial services companies. These receivables are interest bearing with the exception of an initial, limited, non-interest bearing period. The contractual terms governing the relationships with the dealer networks vary according to market and payment terms, which generally range from two to twelve months.
In addition, the Company generates receivables from financing activities related to installment sales contracts and promissory notes originated through its automobile dealer relationships or directly with consumers. The Company utilizes warehouse credit facilities with financial institutions to fund originations. When sufficient volume is originated, the Company will complete an on-balance sheet securitization and issue term notes, thereby freeing up capacity in the warehouse credit facilities.
In our securitizations, we transfer loans to securitization trusts (“Trusts”), which issue one or more classes of asset-backed securities. These asset-backed securities are then sold to investors. These Trusts are included in our consolidated financial statements, but they are separate legal entities. The assets held by these Trusts are legally owned by them and are not available to the Company’s creditors or creditors of our other Trusts. When the securitized assets are transferred to a Trust, we make certain representations and warranties regarding the securitized assets. These representations and warranties relate to specific aspects of the securitized assets, such as origination, obligors, accuracy, and security interest, but not the underlying performance of the securitized asset. If a breach were to occur related to one or more of these representations that materially affects the noteholders’ interest, we would be obligated to repurchase the securitized assets.
The transfers of assets in the Company’s securitization transactions do not qualify for derecognition. The Company accounts for all securitization transactions as if they were secured financing and therefore the assets, liabilities, and related activity of these transactions are consolidated in the financial statements. As the securitized receivables amortize, finance charge collections are passed through to the investors at a specified rate for the life of the securitization and an interest in collections exceeding the specified rate is retained by the Company. The majority of these securitization transactions are within Stellantis Financial Services in the U.S.
Classification and measurement
The classification of a financial asset is dependent on the Company’s business model for managing such financial assets and their contractual cash flows. The Company considers whether the contractual cash flows represent solely payments of principal and interest that are consistent with a basic lending arrangement. Where the contractual terms introduce exposure to risk or volatility that are inconsistent with a basic lending arrangement, the related financial assets are classified and measured at fair value through profit or loss (“FVPL”).

Financial asset cash flow business model	Initial measurement(1)	Measurement category(3)
Solely to collect the contractual cash flows (Held to Collect)	Fair Value including transaction costs	Amortized Cost(2)
Collect both the contractual cash flows and generate cash flows arising from the sale of assets (Held to Collect and Sell)	Fair Value including transaction costs	Fair value through other comprehensive income (“FVOCI”)
Generate cash flows primarily from the sale of assets (Held to Sell)	Fair Value	FVPL
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(1) Trade receivables without a significant financing component, as defined by IFRS 15, are initially measured at the transaction price
(2) Receivables with maturities of over one year, which bear no interest or have an interest rate significantly lower than market rates were discounted using market rates
(3) On initial recognition, the Company could irrevocably designate a financial asset at FVPL that otherwise met the requirements to be measured at amortized cost or at FVOCI if doing so eliminated or significantly reduced an accounting mismatch that would otherwise arise
Factors considered by the Company in determining the business model for a group of financial assets include:
•past experience on how the cash flows for these assets were collected;
•the frequency, volume and timing of sales of financial assets in prior periods, the reasons for such sales and future sales activity expectations;
•how the asset’s performance is evaluated and reported to key management personnel; and
•how risks are assessed and managed and how management is compensated.
Financial assets are not reclassified subsequent to their initial recognition unless the Company changes its business model for managing financial assets, in which case all affected financial assets are reclassified on the first day of the first reporting period following the change in the business model.
Cash and cash equivalents included cash at banks, units in money market funds and other money market securities, commercial paper and certificate of deposits that are readily convertible into cash, with original maturities of three months or less at the date of purchase. Cash and cash equivalents are subject to an insignificant risk of changes in value and consist of balances across various primary national and international banks and of money market instruments. Money market funds consist of investments in high quality, short-term, diversified financial instruments that can generally be liquidated on demand and are measured at FVPL. Cash at banks and Other cash equivalents are measured at amortized cost.
Investments in other companies are measured at fair value. Equity investments for which there is no quoted market price in an active market and there is insufficient financial information in order to determine fair value may be measured at cost as an estimate of fair value, as permitted by IFRS 9 - Financial Instruments (“IFRS 9”). The Company may irrevocably elect to present subsequent changes in the investment’s fair value in Other comprehensive income (“OCI”) upon the initial recognition of an equity investment that is not held to sell. This election is made on an investment-by-investment basis. Generally, any dividends from these investments are recognized in Other income from investments within Result from investments when the Company’s right to receive payment is established. Other net gains and losses are recognized in OCI and will not be reclassified to the Consolidated Income Statement in subsequent periods. Impairment losses (and the reversal of impairment losses) on equity investments measured at FVOCI are not reported separately from other changes in fair value in OCI.
Impairment of financial assets
The Company’s credit risk differs in relation to the type of activity. In particular, receivables from financing activities, such as dealer and retail financing that are carried out through the Company’s financial services companies, are exposed both to the direct risk of default and the deterioration of the creditworthiness of the counterparty, whereas trade receivables arising from the sale of vehicles and spare parts, are mostly exposed to the direct risk of counterparty default. These risks are mitigated by different kinds of securities received and the fact that collection exposure is spread across a large number of counterparties.
The IFRS 9 impairment requirements are based on a forward-looking expected credit loss (“ECL”) model. ECL is a probability-weighted estimate of the present value of cash shortfalls.
The calculation of the amount of ECL is based on the risk of default by the counterparty, which is determined by taking into account the information available at the end of each reporting period as to the counterparty’s solvency, the fair value of any guarantees and the Company’s historical experience. The Company considers a financial asset to be in default when: (i) the borrower is unlikely to pay its obligations in full and without consideration of compensating guarantees or collateral (if any exist); or (ii) the financial asset is more than 90 days past due.
The Company applies two impairment models for financial assets as set out in IFRS 9: the simplified approach and the general approach. The table below indicates the impairment model used for each of the Company’s financial asset categories. Impairment losses on financial assets are recognized in the Consolidated Income Statement within the corresponding line items, based on the classification of the counterparty.

Financial asset	IFRS 9 impairment model
Trade receivables	Simplified approach
Receivables from financing activities	General approach
Other receivables	General approach
In order to test for impairment, individually significant receivables and receivables for which collectability is at risk are assessed individually, while all other receivables are grouped into homogeneous risk categories based on shared risk characteristics such as instrument type, industry or geographical location of the counterparty.
The simplified approach for determining the lifetime ECL allowance is performed in two steps:
•All trade receivables that are in default, as defined above, are individually assessed for impairment; and
•A general reserve is recognized for all other trade receivables (including those not past due) based on historical loss rates.
The Company applies the general approach as determined by IFRS 9 by assessing at each reporting date whether there has been a significant increase in credit risk on the financial instrument since initial recognition. The Company considers receivables to have experienced a significant increase in credit risk when certain quantitative or qualitative indicators have been met or the borrower was more than 30 days past due on its contractual payments.
The “three-stages” for determining and measuring the impairment based on changes in credit quality since initial recognition are summarized below:

Stage	Description	Time period for measurement of ECL
Stage 1	A financial instrument that is not credit-impaired on initial recognition	12-month ECL
Stage 2	A financial instrument with a significant increase in credit risk since initial recognition	Lifetime ECL
Stage 3	A financial instrument that is credit-impaired or has defaulted	Lifetime ECL
Considering forward-looking economic information, ECL is determined by projecting the probability of default, exposure at default and loss given default for each future contractual period and for each individual exposure or collective portfolio. The discount rate used in the ECL calculation is the stated effective interest rate or an approximation thereof. Each reporting period, the assumptions underlying the ECL calculation are reviewed and updated as necessary. Since adoption, there have been no significant changes in estimation techniques or significant assumptions that led to material changes in the ECL allowance.
The gross carrying amount of a financial asset is written-off to the extent that there is no realistic prospect of recovery. This is generally the case when the Company determined that a debtor does not have assets or sources of income that could generate sufficient cash flows to repay the amounts subject to the write-off. However, financial assets that are written off could still be subject to enforcement activities.
Derivative financial instruments
Derivative financial instruments
Derivative financial instruments are used for economic hedging purposes in order to reduce currency, interest rate and market price risks (primarily related to commodities). In accordance with IFRS 9, derivative financial instruments are recognized when we become a party to the contractual provisions of the instrument and, upon initial recognition, are measured at fair value. Subsequent to initial recognition, all derivative financial instruments are measured at fair value. Furthermore, derivative financial instruments qualify for hedge accounting when (i) there is formal designation and documentation of the hedging relationship and the Company’s risk management objective and strategy for undertaking the hedge at inception of the hedge and (ii) the hedge is expected to be effective. If the hedging relationship ceases to meet the hedge effectiveness requirement relating to the hedge ratio but the risk management objective for that designated hedging relationship remains the same, this ratio must then be rebalanced. Rebalancing consists in adjusting either the designated quantities of the hedged item or the hedging instrument of an already existing hedging relationship.
When derivative financial instruments qualify for hedge accounting, the following accounting treatments apply:
•Fair value hedges - where a derivative financial instrument is designated as a hedge of the exposure to changes in fair value of a recognized asset or liability attributable to a particular risk that could affect the Consolidated Income Statement, the gain or loss from remeasuring the hedging instrument at fair value is recognized in the Consolidated Income Statement. The gain or loss on the hedged item attributable to the hedged risk adjusts the carrying amount of the hedged item and is recognized in the Consolidated Income Statement.
•Cash flow hedges - where a derivative financial instrument is designated as a hedge of the exposure to variability in future cash flows of a recognized asset or liability or a highly probable forecasted transaction and could affect the Consolidated Income Statement, the effective portion of any gain or loss on the derivative financial instrument is recognized directly in Other comprehensive income/(loss). When the hedged forecasted transaction results in the recognition of a non-financial asset, the gains and losses previously deferred in Other comprehensive income/(loss) are reclassified and included in the initial measurement of the cost of the non-financial asset. The effective portion of any gain or loss is recognized in the Consolidated Income Statement at the same time as the economic effect arising from the hedged item that affects the Consolidated Income Statement. The gain or loss associated with a hedge or part of a hedge that has become ineffective is recognized in the Consolidated Income Statement immediately.
When a hedging instrument or hedge relationship is terminated but the hedged transaction is still expected to occur, the cumulative gain or loss realized to the point of termination remains and is recognized in the Consolidated Income Statement at the same time as the underlying transaction occurred. If the hedged transaction is no longer probable, the cumulative unrealized gain or loss held in Other comprehensive income/(loss) is recognized in the Consolidated Income Statement immediately.
•Hedges of a net investment - if a derivative financial instrument is designated as a hedging instrument for a net investment in a foreign operation, the effective portion of the gain or loss on the derivative financial instrument is recognized in Other comprehensive income/(loss). The cumulative gain or loss is reclassified from Other comprehensive income/(loss) to the Consolidated Income Statement upon disposal of the foreign operation.
Hedge effectiveness is determined at the inception of the hedge relationship and through periodic prospective effectiveness assessments to ensure the hedge relationships meet the effectiveness requirements (including the existence of an economic relationship between the hedged item and hedging instrument). The Company enters into hedge relationships where the critical terms of the hedging instrument match closely or exactly with the terms of the hedged item, and so a qualitative assessment of effectiveness is performed. In the event there was a hedge relationship where the critical terms of the hedged item do not match closely or perfectly with the critical terms of the hedging instrument, the Company would perform a quantitative assessment to assess effectiveness.
Ineffectiveness is measured by comparing the cumulative changes in fair value of the hedging instrument and cumulative change in fair value of the hedged item arising from the designated risk. The primary potential sources of hedge ineffectiveness are mismatches in timing or the critical terms of the hedged item and the hedging instrument.
The hedge ratio is the relationship between the quantity of the derivative and the hedged item. The Company’s derivatives have the same underlying quantity as the hedged items, therefore the hedge ratio is expected to be one for one.
If hedge accounting cannot be applied, the gains or losses from the fair value measurement of derivative financial instruments are recognized immediately in the Consolidated Income Statement.
Transfers of financial assets
Transfers of financial assets
The Company derecognizes financial assets when the contractual rights to the cash flows arising from the asset are no longer held or if it transfers substantially all the risks and rewards of ownership of the financial asset. On derecognition of financial assets, the difference between the carrying amount of the asset and the consideration received or receivable for the transfer of the asset is recognized in the Consolidated Income Statement.
The Company transfers certain of its financial, trade and tax receivables, mainly through factoring transactions. Factoring transactions may be either with recourse or without recourse. Certain transfers include deferred payment clauses requiring first loss cover (for example, when the payment by the factor of a minor part of the purchase price is dependent on the total amount collected from the receivables), whereby the transferor has priority participation in the losses, or requires a significant exposure to the variability of cash flows arising from the transferred receivables to be retained. These types of transactions do not meet the requirements of IFRS 9 for the derecognition of the assets since the risks and rewards connected with ownership of the financial asset are not substantially transferred, and accordingly the Company continues to recognize these receivables within the Consolidated Statement of Financial Position and recognizes a financial liability for the same amount under Asset-backed financing, which is included within Debt. These types of receivables are classified as held-to-collect, since the business model is consistent with the Company’s continuing recognition of the receivables.

Inventories
Inventories
Raw materials, semi-finished products and finished goods inventories are stated at the lower of cost and net realizable value, with cost being determined on a first-in, first-out (“FIFO”) basis. The measurement of Inventories includes the direct cost of materials and labor as well as indirect costs (variable and fixed). A provision is made for obsolete and slow-moving raw materials, finished goods, spare parts and other supplies based on their expected future use and realizable value. Net realizable value is the estimated selling price in the ordinary course of business, less the estimated costs of completion and the estimated costs for sale and distribution.
The measurement of production systems construction contracts is based on the stage of completion, which is determined as the proportion of cost incurred at the balance sheet date over the estimated total contract cost. These items are presented net of progress billings received from customers. Any losses on such contracts are recorded in the Consolidated Income Statement in the period in which they are identified.
Employee benefits
Employee benefits
Defined contribution plans
Costs arising from defined contribution plans are expensed as incurred.
Defined benefit plans
The Company’s net obligations are determined separately for each defined benefit plan by estimating the present value of future benefits that employees have earned and deducting the fair value of any plan assets. The present value of defined benefit obligations is measured using actuarial techniques and actuarial assumptions that are unbiased, mutually compatible and attribute benefits to periods in which the obligation to provide post-employment benefits arise by using the Projected Unit Credit Method. Plan assets are recognized and measured at fair value.
When the net obligation is a potential asset, the recognized amount is limited to the present value of any economic benefits available in the form of future refunds or reductions in future contributions to the plan (asset ceiling).
The components of defined benefit cost are recognized as follows:
•Service cost is recognized in the Consolidated Income Statement by function and is presented within the relevant line items (Cost of revenues, Selling, general and other costs, and Research and development costs);
•Net interest expense on the defined benefit liability/(asset) is recognized in the Consolidated Income Statement within Net financial expenses and is determined by multiplying the net liability/(asset) by the discount rate used to discount obligations taking into account the effect of contributions and benefit payments made during the year; and
•Remeasurement components of the net obligation, which comprise actuarial gains and losses, the return on plan assets (excluding interest income recognized in the Consolidated Income Statement) and any change in the effect of the asset ceiling are recognized immediately in Other comprehensive income/(loss). These remeasurement components are not reclassified to the Consolidated Income Statement in a subsequent period.
Past service costs arising from plan amendments and curtailments and gains and losses on the settlement of a plan are recognized immediately in the Consolidated Income Statement.
Other long term employee benefits
The Company’s obligations represent the present value of future benefits that employees have earned in return for their service. The effects of remeasuring other long-term employee benefits to the present value of future benefits are recognized within the Consolidated Income Statement in the period in which they arise.

Share-based compensation
Share-based compensation
The Company has several compensation plans that provide for the granting of share-based compensation to certain employees and directors. Share-based compensation plans are accounted for in accordance with IFRS 2 -Share-based Payment, which requires the recognition of share-based compensation expense based on fair value.
For equity-settled transactions, the cost is determined by the fair value at the date when the grant is determined with reference to the grant-date share price and, where applicable, using a Monte Carlo simulation model. Refer to Note 19, Share-based compensation, for further information.
Share-based compensation expense is recognized within Selling, general and other costs within the Consolidated Income Statement, together with a corresponding increase in equity, over the period in which the service and, where applicable, the performance conditions are fulfilled (“vesting period”). The cumulative expense is recognized for equity-settled transactions at each reporting date using the graded vesting method and reflected the Company’s best estimate of the number of equity instruments that will ultimately vest. The expense, or credit, in the Consolidated Income Statement for a period represents the movement in cumulative expense recognized as at the beginning and end of that period.
Service and non-market performance conditions are not taken into account when determining the grant date fair value of awards, but the likelihood of the conditions being met is assessed as part of the Company’s best estimate of the number of equity instruments that will ultimately vest. Market performance conditions are reflected within the grant date fair value. Any other conditions attached to an award, but without an associated service requirement, are considered to be non-vesting conditions. Non-vesting conditions are reflected in the fair value of an award and lead to an immediate expensing of an award unless there were also service and/or performance conditions.
No expense is recognized for awards that do not ultimately vest because non-market performance and/or service conditions have not been met. Where awards included a market or non-vesting condition, the transactions are treated as vested irrespective of whether the market or non-vesting condition is satisfied, provided that all other performance and/or service conditions are satisfied.
When the terms of an equity-settled award are modified, the minimum expense recognized is the grant date fair value of the unmodified award, provided the original vesting terms of the award are met. Any incremental expense between the original grant and the modified grant, measured at the date of modification, is recognized over the modified vesting terms. Where an award is cancelled by the entity or by the counterparty, any unrecognized element of the fair value of the award is expensed immediately through the Consolidated Income Statement.
For cash-settled transactions, a liability is recognized for the fair value measured initially and at each reporting date up to and including the settlement date. The fair value is expensed over the period until the vesting date, with recognition of a corresponding liability. The approach used to account for vesting conditions when measuring equity-settled transactions also applies to cash-settled transactions.

Revenue recognition
Revenue recognition
Revenue is recognized when control of the Company’s vehicles, services or parts has been transferred and the Company’s performance obligations to its customers have been satisfied. Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring goods or providing services. The timing of when the Company transfers the goods or services to the customer could differ from the timing of the customer’s payment. The Company recognizes a contract liability when it invoices an amount to a customer prior to the transfer of the goods or services provided. When the Company gives its customers the right to return eligible goods, the Company estimates the expected returns based on an analysis of historical experiences. Sales, value added and other taxes that the Company collects on behalf of others concurrently with revenue generating activities are excluded from revenue and are recognized within the Other liabilities and the Tax liabilities line items in the Consolidated Statement of Financial Position. Incidental items that are immaterial in the context of the contract are recognized as expense.
The Company also enters into contracts with multiple performance obligations. For these contracts, the Company allocates revenue from the transaction price to the distinct goods and services in the contract on a relative standalone selling price basis. To the extent that the Company sells the good or service separately in the same market, the standalone selling price is the observable price at which the Company sold the good or service separately. For all other goods or services, the Company estimates the standalone selling price using a cost-plus-margin approach.
Shipments of vehicles and sales of other goods
The Company has determined that the Company’s customers from the sale of vehicles and service parts are generally dealers, distributors or fleet customers. Transfer of control, and therefore revenue recognition, generally corresponds to the date when the vehicles or service parts are made available to the customer, or when the vehicles or service parts are released to the carrier responsible for transporting them to the customer. This is also the point at which invoices are issued, with payment for vehicles typically due immediately and payment for service parts typically due in the following month. For component part sales, revenue recognition is consistent with that of service parts. In the case of service parts sold that are expected to be used for repairs under warranty, no revenue is recognized upon shipment. The Company also sells tooling, with control transferring at the point in time when the customer accepts the tooling.
The cost of incentives, if any, is estimated at the inception of a contract at the expected amount that will ultimately be paid and is recognized as a reduction to revenue at the time of the sale. If a vehicle contract transaction has multiple performance obligations, the cost of incentives is allocated entirely to the vehicle as the intent of the incentives is to encourage sales of vehicles. If the estimate of the incentive changes following the sale to the customer, the change in estimate is recognized as an adjustment to revenue in the period of the change. Refer to the Use of estimates - Sales incentives for more information on these programs.
New vehicles sales with residual value guarantees provided by the Company are recognized as revenue when control of the vehicle transfers to the customer, except in situations where the Company issues a put option for which there is a significant economic incentive to exercise, as discussed below. Upon recognition of the vehicle revenue, the Company established a liability equal to the estimated amount of any residual value guarantee.
The Company also sells vehicles where, the contract includes a put option whereby the customer may require the Company to repurchase the vehicles. For these types of arrangements, the Company assesses whether a significant economic incentive exists for the customer to exercise its put option. If the Company determines that a significant economic incentive does not exist for the customer to exercise its put option, then revenue is recognized when control of the vehicle transferred to the fleet customer and a liability is recognized equal to the estimated amount of the residual value guarantee if any. If the Company determines that a significant economic incentive exists, then the arrangement is accounted for similarly to a repurchase obligation, as described in Lease installments from assets sold with buy-back commitments.
Other services provided
Other revenues from services provided are primarily comprised of maintenance plans, extended warranties, and connectivity services, and are recognized over the contract period in proportion to the costs expected to be incurred based on the Company’s historical experience. These services are either included in the selling price of the vehicle or separately priced. Revenue for services is allocated based on the estimated stand-alone selling price. Costs associated with these services are deferred and are subsequently amortized to expense consistent with how the related revenue is recognized. The Company had €236 million of deferred costs related to these services at December 31, 2022 (€159 million at December 31, 2021) and recognized €91 million of amortization expense during the year ended December 31, 2022 (€58 million during the year ended December 31, 2021).
Contract revenues
Revenue from construction contracts, which is comprised of industrial automation systems, included within “Other activities”, is recognized as revenue over the contract period in proportion to the costs expected to be incurred based on the Company’s historical experience. A loss is recognized if the sum of the expected costs for services under the contract exceeds the transaction price.
Lease installments from assets sold with buy-back commitments
Vehicle sales to customers can include a repurchase obligation, whereby the Company is required to repurchase the vehicles at a given point in time. The Company accounts for such sales as an operating lease. Upon the transfer of vehicles to the customer, the Company records a liability equal to the proceeds received within Other liabilities in the Consolidated Statement of Financial Position. The difference between the proceeds received and the guaranteed repurchase amount is recognized as revenue over the contractual term on a straight-line basis. The cost of the vehicle is recorded within Assets sold with a buy-back commitment if the contract term is 12 months or less, and recorded in Property, plant and equipment if the contract term is greater than 12 months. The difference between the cost of the vehicle and the estimated residual value is recognized within Cost of revenues in the Consolidated Income Statement over the contractual term.
Interest income of financial services activities
Interest income, which is primarily generated from the Company by providing dealer and retail financing, is recognized using the effective interest method.

Cost of revenues	Cost of revenuesCost of revenues comprises expenses incurred in the manufacturing and distribution of vehicles and parts. Historically the most significant element is the cost of materials and components and the remaining costs included labor (consisting of direct and indirect wages), transportation costs, depreciation of property, plant and equipment and amortization of other intangible assets relating to production. In addition, expenses which are directly attributable to the consolidated financial services companies, including interest expense related to their financing as a whole and provisions for risks and write-downs of assets, are recorded within Cost of revenues (€289 million, €68 million and €5 million for the years ended December 31, 2022, 2021 and 2020, respectively). Cost of revenues also included €31 million, €227 million and €74 million related to the decrease in value for assets sold with buy-back commitments for the years ended December 31, 2022, 2021 and 2020, respectively. In addition, estimated costs related to product warranty and recall campaigns were recorded within Cost of revenues (refer to the section Use of estimates below for further information).
Government Grants
Government Grants
Government grants are recognized in the Consolidated Financial Statements when there is reasonable assurance of the Company's compliance with the conditions for receiving such grants and that the grants will be received. Government grants are recognized as income over the same periods as the related costs which they are intended to offset.
Government grants are recognized as a reduction in the cost of the corresponding assets.
The benefit of a government loan at a below-market rate of interest is treated as a government grant. The benefit of the below-market rate of interest is measured as the difference between the initial carrying amount of the loan (fair value plus transaction costs) and the proceeds received, and it is accounted for in accordance with the policies used for the recognition of government grants.
Taxes
Taxes
Income taxes include all taxes which are based on the taxable profits of the Company. Current and deferred taxes are recognized as a benefit or expense and are included in the Consolidated Income Statement for the period, except for tax arising from (i) a transaction or event which is recognized, in the same or a different period, either in Other comprehensive income/(loss) or directly in Equity, or (ii) a business combination.
Deferred taxes are accounted for under the full liability method. Deferred tax liabilities are recognized for all taxable temporary differences between the carrying amounts of assets or liabilities and their tax base, except to the extent that the deferred tax liabilities arise from the initial recognition of goodwill or the initial recognition of an asset or liability in a transaction which is not a business combination and at the time of the transaction, affects neither accounting profit nor taxable profit. Deferred tax assets are recognized for all deductible temporary differences to the extent that it was probable that taxable profit will be available against which the deductible temporary differences can be utilized, unless the deferred tax assets arise from the initial recognition of an asset or liability in a transaction that is not a business combination and at the time of the transaction, affected neither accounting profit nor taxable profit.
Deferred tax assets and liabilities are measured at the substantively enacted tax rates in the respective jurisdictions in which the Company operates that are expected to apply to the period when the asset is realized or liability is settled.
The Company recognizes deferred tax liabilities associated with the existence of a subsidiary’s undistributed profits when it is probable that this temporary difference will reverse in the foreseeable future, except when it is able to control the timing of the reversal of the temporary difference. The Company recognizes deferred tax assets associated with the deductible temporary differences on investments in subsidiaries only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary difference can be utilized.
Deferred tax assets relating to the carry-forward of unused tax losses and tax credits, as well as those arising from deductible temporary differences, are recognized to the extent that it is probable that future profits will be available against which they can be utilized. The Company monitors unrecognized deferred tax assets at each reporting date and recognizes a previously unrecognized deferred tax asset to the extent that it has become probable that future taxable profit will allow the deferred tax asset to be recovered. Refer to Use of estimates - Recoverability of deferred tax assets for additional detail.
Current income taxes and deferred taxes are offset when they relate to the same taxation jurisdiction and there is a legally enforceable right of offset. Other taxes not based on income, such as property taxes and capital taxes, are included within Cost of revenue, Selling, general and other costs and Research and development costs.

Fair Value Measurement
Fair Value Measurement
Fair value for measurement and disclosure purposes is determined as the consideration that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using a valuation technique. Fair value measurement is based on the presumption that the transaction to sell the asset or transfer the liability takes place either:
•in the principal market for the asset or liability; or
•in the absence of a principal market, in the most advantageous market for the asset or liability.
The fair value of an asset or a liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their own economic best interest. A fair value measurement of a non-financial asset takes into account a market participant's ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use. In estimating fair value, the Company use market-observable data to the extent it is available. When market-observable data is not available, the Company use valuation techniques that maximize the use of relevant observable inputs and minimize the use of unobservable inputs.
IFRS 13 - Fair Value Measurement establishes a hierarchy which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets and liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (level 3 inputs). In some cases, the inputs used to measure the fair value of an asset or a liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy at the lowest level input that is significant to the entire measurement.
Levels used in the hierarchy are as follows:
•Level 1 inputs include quoted prices (unadjusted) in active markets for identical assets and liabilities that the Company can access at the measurement date. Level 1 primarily consists of financial instruments such as certain held to collect and sell and held to sell securities;
•Level 2 inputs include those which are directly or indirectly observable as of the measurement date. Level 2 instruments include commercial paper and non-exchange-traded derivatives such as over-the-counter currency and commodity forwards, swaps and option contracts, which are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for similar instruments in active markets, quoted prices for identical or similar inputs not in active markets, and observable inputs; and
•Level 3 inputs are unobservable from objective sources in the market and reflect management judgment about the assumptions market participants would use in pricing the instruments. Instruments in this category include non-exchange-traded derivatives such as certain over-the-counter commodity option and swap contracts that are complex or with non standard clauses.
Refer to Note 24, Fair value measurement, for additional information on fair value measurements.
Use of estimates
Use of estimates
The Consolidated Financial Statements are prepared in accordance with IFRS which requires the use of estimates, judgments and assumptions that affect the carrying amount of assets and liabilities, the disclosure of contingent assets and liabilities and the amounts of income and expenses recognized. The estimates and associated assumptions are based on management's best judgment of elements that were known when the financial statements are prepared, on historical experience and on any other factors that are considered to be relevant.
Estimates and underlying assumptions are reviewed by the Company periodically and when circumstances require. Actual results could differ from the estimates, which would require adjustment accordingly. The effects of any changes in estimates are recognized in the Consolidated Income Statement in the period in which the adjustment is made, or in future periods.
Items requiring estimates for which there is a risk that a material difference could arise in the future in respect of the carrying amounts of assets and liabilities are discussed below.
Employee Benefits
The Company provides post-employment benefits for certain of its active employees and retirees, which vary according to the legal, fiscal and economic conditions of each country in which the Company operates and changes periodically. The plans are classified by the Company on the basis of the type of benefit provided as follows: pension benefits, health care and life insurance plans and other post-employment benefits.
The Company provides certain post-employment benefits, such as pension or health care benefits, to their employees under defined contribution plans whereby the Company pays contributions to public or private plans on a legally mandatory, contractual, or voluntary basis. The Company recognizes the cost for defined contribution plans as incurred and classifies this by function within Cost of revenues, Selling, general and other costs, and Research and development costs in the Consolidated Income Statement.
Pension plans
The Company sponsored both non-contributory and contributory defined benefit pension plans primarily in the U.S., Canada, the UK and Germany, the majority of which were funded. Non-contributory pension plans cover certain hourly and salaried employees and the benefits are based on a fixed rate for each year of service. Additionally, contributory benefits are provided to certain salaried employees under the salaried employees’ retirement plans.
The Company’s defined benefit pension plans are accounted for on an actuarial basis, which requires the use of estimates and assumptions to determine the net liability or net asset. The Company estimates the present value of the projected future payments to all participants by taking into consideration parameters of a financial nature such as discount rates, the rate of salary increases and the likelihood of potential future events estimated by using demographic assumptions, which may have an effect on the amount and timing of future payments, such as mortality, dismissal and retirement rates, which are developed to reflect actual and projected plan experience. Mortality rates are developed using Stellantis plan-specific populations where appropriate as well as recent mortality information published by recognized experts in this field such as the U.S. Society of Actuaries and the Canadian Institute of Actuaries and other data where appropriate to reflect actual and projected plan experience. Comparable country specific sources and methods are used for all other countries. The expected amount and timing of contributions is based on an assessment of minimum funding requirements. From time to time, contributions are made beyond those that are legally required.
Plan obligations and costs are based on existing retirement plan provisions. Assumptions regarding any potential future changes to benefit provisions beyond those to which the Company is presently committed are not made. Significant differences in actual experience or significant changes in the following key assumption may affect the pension obligations and pension expense:
•Discount rates. The Company’s discount rates are based on yields of high-quality (AA-rated) fixed income investments for which the timing and amounts of maturities match the timing and amounts of the projected benefit payments.
The effects of actual results differing from assumptions and of amended assumptions are included in Other comprehensive income/(loss). The weighted average discount rates used to determine the defined benefit obligation for the defined benefit plans were 5.14 percent and 2.60 percent at December 31, 2022 and 2021, respectively.
At December 31, 2022, the effect on the defined benefit obligation of an increase in the discount rate, holding all other assumptions constant, is as follows:

	Effect on pension benefit obligation increase/(decrease) in Net liability	Germany and France	UK	US and Canada	Other
	(€ million)
25 basis point decrease in discount rate	609	96	51	455	7
25 basis point increase in discount rate	(580)	(91)	(48)	(435)	(6)
Refer to Note 20, Employee benefits liabilities, for additional information on the Company’s pension plans.
Other post-employment benefits
The Company provides health care, legal, severance, indemnity life insurance benefits and other post-retirement benefits to certain hourly and salaried employees. Upon retirement, these employees may become eligible for a continuation of certain benefits. Benefits and eligibility rules may be modified periodically.
These other post-employment benefits (“OPEB”) are accounted for on an actuarial basis, which requires the selection of various assumptions. The estimation of the Company’s obligations, costs and liabilities associated with OPEB requires the use of estimates of the present value of the projected future payments to all participants, taking into consideration the likelihood of potential future events estimated by using demographic assumptions, which may have an effect on the amount and timing of future payments, such as mortality, dismissal and retirement rates, which are developed to reflect actual and projected plan experience, as well as legal requirements for retirement in respective countries. Mortality rates are developed using plan-specific populations, recent mortality information published by recognized experts in this field and other data where appropriate to reflect actual and projected plan experience.
Plan obligations and costs are based on existing plan provisions. Assumptions regarding any potential future changes to benefit provisions beyond those to which the Company are presently committed are not made.
Significant differences in actual experience or significant changes in the following key assumptions may affect the OPEB obligation and expense:
•Discount rates. Stellantis’ discount rates are based on yields of high-quality (AA-rated) fixed income investments for which the timing and amounts of maturities matched the timing and amounts of the projected benefit payments.
•Health care cost trends. The Company’s health care cost trend assumptions are developed based on historical cost data, the near-term outlook and an assessment of likely long-term trends.
At December 31, 2022, the effect of a decrease or increase in the key assumptions affecting the health care and life insurance plans, holding all other assumptions constant, is shown below:

Effect on health care, life insurance and OPEB obligation
(€ million)
25 basis point decrease in discount rate	70
25 basis point increase in discount rate	(67)
100 basis point decrease in health care cost trend rate	(18)
100 basis point increase in health care cost trend rate	20
Refer to Note 20, Employee benefits liabilities, for additional information on the Company’s OPEB liabilities.
Recoverability of non-current assets with definite useful lives
Non-current assets with definite useful lives include property, plant and equipment, intangible assets and assets held for sale. Intangible assets with definite useful lives mainly consist of capitalized development expenditures primarily related to the North America and Enlarged Europe segments. The Company periodically reviews the carrying amount of non-current assets with definite useful lives when events or circumstances indicate that an asset may be impaired. The Medium-Term Plan (“MTP”) used to perform the impairment testing covers the period from 2023 to 2025. The recoverability of non-current assets with definite useful lives is based on the estimated future cash flows, using the Company’s MTP of the Cash Generating Units (“CGUs”) to which the assets relate to. The lowest level of asset groups that generate largely independent cash flows is the vehicle platform level, which is considered the CGU for impairment testing. Goodwill is allocated only to the operating segment. As such, the operating segments are the CGU for impairment testing for Goodwill and Intangible assets with indefinite useful lives.
The global automotive industry is experiencing significant change due to increased focus on climate change resulting in evolving regulatory requirements for fuel efficiency, driving electrification as well as changes in fuel efficiency, greenhouse gas emissions and other tailpipe emissions. This is in addition to technological changes, such as electrification and autonomous driving. The Company has announced significant investments in electrification and software which are reflected in the MTP. However, its business plans could change in response to these evolving requirements and technological changes or in relation to any future business plans or strategies developed as part of partnerships and collaborations. As the Company continues to assess the potential impacts of these evolving requirements, technological changes or future plans and strategies, and of operationalizing and implementing the strategic targets set out in the MTP, including reallocation of our resources, the recoverability of certain of the Company’s assets or CGUs may be impacted in future periods. For example, product development strategies may be affected by regulatory changes as well as changes in the expected costs of implementing electrification, including the cost of batteries. As relevant circumstances change, the Company expects to adjust its product plans which may result in changes to the expected use of certain of the Company’s vehicle platforms and propulsion systems.
These uncertainties may result in either impairments of, or reductions to the expected useful lives of, platforms and propulsion systems, or both. Any change in recoverability would be accounted for at the time such change to the business plan occurs. For the years ended December 31, 2022, 2021 and 2020, the impairment tests performed compared the carrying amount of the assets included in the respective CGUs to their value-in-use. The value-in-use of the CGUs is determined using a discounted cash flow methodology based on estimated pre-tax future cash flows attributable to the CGUs and a pre-tax discount rate reflecting a current market assessment of the time value of money and the risks specific to the CGUs.
During the year ended December 31, 2022, impairment losses of €237 million were recognized, mainly related to Enlarged Europe, primarily in Russia with €43 million related to inventories, €47 million related to tax assets and €47 million related to other assets.
During the year ended December 31, 2021, impairment losses of €309 million were recognized, primarily in relation to the impairment of certain vehicle platforms in the Enlarged Europe segment. These vehicle platforms were legacy platforms on which there are a limited number of models. The impairments are generated mainly as a result of the projections reflected in the MTP used to perform the impairment testing, in which these platforms had reduced volumes and profitability. The impairment loss of €309 million mainly relate to Property, plant and equipment of €137 million and €151 million of capitalized development expenditures.
During the year ended December 31, 2020, impairment losses totaling €202 million were recognized, mainly related to €135 million impairment of research and development assets in China, India and Asia Pacific, a €15 million impairment in South America CGU and a €53 million impairment in Enlarged Europe CGU, in each case due to decreased projections of volumes and profit, in particular as a result of market disruption caused by the COVID-19 pandemic.
Recoverability of Goodwill and Intangible assets with indefinite useful lives
In accordance with IAS 36 - Impairment of Assets, Goodwill and intangible assets with indefinite useful lives are not amortized and are tested for impairment annually or more frequently if facts or circumstances indicate that the asset may be impaired.
Goodwill and intangible assets with indefinite useful lives are allocated to operating segments or to CGUs within the operating segments. The impairment test is performed by comparing the carrying amount (which mainly comprises property, plant and equipment, goodwill, brands, capitalized development expenditures, working capital and reserves) and the recoverable amount of each CGU or group of CGUs to which Goodwill has been allocated. The recoverable amount of a CGU is the higher of its fair value less costs of disposal and its value-in-use. The balance of Goodwill and intangible assets with indefinite useful lives recognized by the Company primarily relate to the merger with FCA. Goodwill from the merger with FCA is allocated to the North America, South America, Maserati, India and Asia Pacific and Enlarged Europe operating segments. All other Goodwill balances relate primarily to Enlarged Europe, Other activities and to a lesser extent China.
The MTP is used as a basis to perform the Company’s annual impairment test for Goodwill and intangible assets with indefinite useful lives. The Company’s Goodwill and intangible assets with indefinite useful lives were tested for impairment on October 1, 2022, which is the new date the Company annually tests goodwill for impairment. In 2021, the Company performed the test on October 31.

•The estimate of the recoverable amount for purposes of performing the annual impairment test for each of the operating segments is determined using value-in-use and was based on the following assumptions:
◦The expected future cash flows covering the period from October 1, 2022 through December 31, 2025. These expected cash flows reflect the current expectations regarding economic conditions and market trends as well as the Company’s initiatives for the period covered by the projections. These cash flows relate to the respective CGUs in their current condition when preparing the financial statements and exclude the estimated cash flows that might arise from restructuring plans or other structural changes. Volumes and sales mix used for estimating the future cash flow are based on assumptions that are considered reasonable and sustainable and represent the best estimate of expected conditions regarding market trends and segment, brand and model share for the respective operating segment over the period considered.
◦The expected future cash flows include a normalized terminal period to estimate the future result beyond the time period explicitly considered which incorporated a long-term growth rate assumption of 1.4 percent to 2.5 percent. The growth rate per region is determined by reference to the risk free rate and the rate of inflation considered in the regional discount rate. The long-term AOI margins are set considering the Company’s long-term projections for each of the segments.
•The estimated future cash flows are discounted to their present value using a discount rate that reflects current market assessments of the time value of money and the risks specific to the asset or CGU that are not reflected in the estimated future cash flows.
•Pre-tax cash flows are discounted using a pre-tax discount rate which reflects the current market assessment of the time value of money for the period being considered, and the risks specific to those cash flows under consideration. The pre-tax Weighted Average Cost of Capital (“WACC”) discount rate applied ranged from 14.7 percent to 32.4 percent.
The values estimated as described above are determined to be in excess of the carrying amount for each operating segment to which Goodwill is allocated. As such, no impairment charges were recognized for Goodwill and Intangible assets with indefinite useful lives for the year ended December 31, 2022.
No impairment charges were recognized for Goodwill and Intangible assets with indefinite useful lives for the year ended December 31, 2021.
There were impairment charges resulting from the impairment tests performed for the year ended December 31, 2020, of €150 million.
Recoverability of deferred tax assets
Deferred tax assets are recognized to the extent that it is probable that sufficient taxable profit will be available to allow the benefit of part or all of the deferred tax assets to be utilized. The recoverability of deferred tax assets is dependent on the Company’s ability to generate sufficient future taxable income in the period in which it is assumed that the deductible temporary differences reverse and tax losses carried forward can be utilized. In making this assessment, the Company considers future taxable income arising based on the most recent business plan. Moreover, the Company estimates the impact of the reversal of taxable temporary differences on earnings and it also considers the period over which these deferred tax assets could be recovered. The estimates and assumptions used in the assessment are subject to uncertainty especially related to the Company’s future performance as compared to the business plan. Therefore, changes in current estimates due to unanticipated events could have a significant impact on the Consolidated Financial Statements. Refer to Note 7, Tax expense/(benefit) for additional detail.
Sales incentives
The Company records the estimated cost of sales incentive programs offered to dealers and consumers as a reduction to revenue at the time of sale to the dealer. This estimated cost represents the incentive programs offered to dealers and consumers, as well as the expected modifications to these programs in order to facilitate sales of the dealer inventory. Subsequent adjustments to sales incentive programs related to vehicles previously sold to dealers are recognized as an adjustment to Net revenues in the period the adjustment is determinable.
The Company uses price discounts to adjust vehicle pricing in response to a number of market and product factors, including pricing actions and incentives offered by competitors, economic conditions, the amount of excess industry production capacity, the intensity of market competition, consumer demand for the product and the desire to support promotional campaigns. The Company may offer a variety of sales incentive programs at any given point in time, including cash offers to dealers and consumers and subvention programs offered to customers, or lease subsidies, which reduce the retail customer’s monthly lease payment or cash due at the inception of the financing arrangement, or both. Sales incentive programs are generally brand, model and region specific for a defined period of time.
Multiple factors are used in estimating the future incentive expense by vehicle line, including the current incentive programs in the market, planned promotional programs and the normal incentive escalation incurred as the model year ages. The estimated incentive rates are reviewed monthly and changes to planned rates are adjusted accordingly, thereby impacting revenues. As there are a multitude of inputs affecting the calculation of the estimate for sales incentives, an increase or decrease of any of these variables could have a significant effect on Net revenues.
Product warranties, recall campaigns and product liabilities
The Company establishes reserves for product warranties at the time the related sale is recognized. The Company issues various types of product warranties under which the performance of products delivered is generally guaranteed for a certain period or term. The accrual for product warranties includes the expected costs of warranty obligations imposed by law or contract, as well as the expected costs for policy coverage, recall actions and buyback commitments. The estimated future costs of these actions are principally based on assumptions regarding the lifetime warranty costs of each vehicle line and each model year of that vehicle line, as well as historical claims experience for the Company’s vehicles. In addition, the number and magnitude of additional service actions expected to be approved and policies related to additional service actions are taken into consideration. Due to the uncertainty and potential volatility of these estimated factors, changes in the assumptions used could materially affect the results of operations.
The Company periodically initiates voluntary service and recall actions to address various customer satisfaction as well as safety and emissions issues related to vehicles sold. Included in the reserve is the estimated cost of these service and recall actions. The Company accrues estimated costs for recalls when they are probable of occurring and a reliable estimate of the costs can be made.
Estimates of the future costs of these actions are subject to numerous uncertainties, including the enactment of new laws and regulations, the number of vehicles affected by a service or recall action and the nature of the corrective action. It is reasonably possible that the ultimate cost of these service and recall actions may require the Company to make expenditures in excess of (or less than) established reserves over an extended period of time and in a range of amounts that cannot be reasonably estimated. The estimate of warranty and additional service and recall action obligations is periodically reviewed during the year. Experience has shown that initial data for any given model year can be volatile; therefore, the Company’s process relies upon long-term historical averages until sufficient data is available. As actual experience becomes available, it is used to modify the historical averages to ensure that the forecast is within the range of likely outcomes. Resulting accruals are then compared with current spending rates to ensure that the balances are adequate to meet expected future obligations.
In addition, the Company makes provisions for estimated product liability costs arising from property damage and personal injuries including wrongful death, and potential exemplary or punitive damages alleged to be the result of product defects. By nature, these costs can be infrequent, difficult to predict and have the potential to vary significantly in amount. The valuation of the reserve is actuarially determined on an annual basis based on, among other factors, the number of vehicles sold and product liability claims incurred. Costs associated with these provisions are recorded in the Consolidated Income Statement and any subsequent adjustments are recorded in the period in which the adjustment is determined.
Litigation
Various legal proceedings, claims and governmental investigations are pending against the Company on a wide range of topics, including vehicle safety, emissions and fuel economy, competition, tax and securities matters, alleged violations of law, labor, dealer, supplier and other contractual relationships, intellectual property rights, product warranties and environmental matters. Some of these proceedings allege defects in specific component parts or systems (including airbags, seats, seat belts, brakes, ball joints, transmissions, engines and fuel systems), in various vehicle models or allege general design defects relating to vehicle handling and stability, sudden unintended movement or crashworthiness. These proceedings seek recovery for damage to property, personal injuries or wrongful death and in some cases include a claim for exemplary or punitive damages. Adverse decisions in one or more of these proceedings could require the Company to pay substantial damages, or undertake service actions, recall campaigns or other costly actions.
Litigation is subject to many uncertainties, and the outcome of individual matters is not predictable with assurance. Moreover, the cases and claims against the Company are often derived from complex legal issues that are subject to differing degrees of uncertainty, including the facts and circumstances of each particular case, the manner in which the applicable law is likely to be interpreted and applied and the jurisdiction and the different laws involved. A provision is established in connection with pending or threatened litigation if it is probable there would be an outflow of funds and when the amount can be reasonably estimated. If an outflow of funds becomes probable, but the amount cannot be estimated, the matter is disclosed in the notes to the Consolidated Financial Statements. Since these provisions represent estimates, the resolution of some of these matters could require the Company to make payments in excess of the amounts accrued or may require the Company to make payments in an amount or range of amounts that could not be reasonably estimated.
The Company monitors the status of pending legal proceedings and consults with experts on legal and tax matters on a regular basis. As such, the provisions for the Company’s legal proceedings and litigation may vary as a result of future developments in pending matters.

New standards and amendments effective January 1, 2022
New standards and amendments effective January 1, 2022
The following amendments and interpretations, which were effective from January 1, 2022, were adopted by the Company. The adoption of these amendments did not have a material impact on the Consolidated Financial Statements.
•In May 2020, the IASB issued Annual Improvements to IFRSs 2018-2020, which includes amendments to the following standards: updating a reference in IFRS 3 - Business Combinations to the Conceptual Framework for Financial Reporting; in IAS 16 - Property, Plant and Equipment, prohibiting the deduction of amounts received from selling items produced whilst preparing the asset for its intended use from the cost of property, plant and equipment; in IAS 37 - Provisions, Contingent Liabilities and Contingent Assets, specifying what costs are to be included when assessing whether a contract will be loss-making; and minor amendments to IFRS 1 - First-time Adoption of International Financial Reporting Standards, IFRS 9 - Financial Instruments, IAS 41 - Agriculture and the Illustrative Examples accompanying IFRS 16 - Leases.

New standards, amendments and interpretations not yet effective
New standards and amendments not yet effective
The following new standards and amendments were issued by the IASB. We will comply with the relevant guidance no later than their respective effective dates:
•In January 2020, the IASB issued Classification of Liabilities as Current or Non-current (Amendments to IAS 1), which affects the requirements in IAS 1 for the presentation of liabilities, including clarifying one of the criteria for classifying a liability as non-current. In October 2022, the IASB issued an amendment to further clarify that covenants of loan arrangements which an entity must comply with only after the reporting date would not affect classification of a liability as current or non-current at the reporting date. However, those covenants that an entity is required to comply with on or before the reporting date would affect classification as current or non-current, even if the covenant is only assessed after the entity’s reporting date. The amendments are effective for annual reporting periods beginning on or after January 1, 2024, with earlier adoption permitted. We do not expect a material impact on our Consolidated Financial Statements or disclosures upon adoption of the amendment.
•In June 2020, the IASB issued amendments to IFRS 17 - Insurance Contracts aimed at helping companies implement the standard and making it easier for them to explain their financial performance. The fundamental principles introduced when the Board first issued IFRS 17 in May 2017 remain unaffected. The amendments, which respond to feedback from stakeholders, are designed to: reduce costs by simplifying some requirements in the Standard; make financial performance easier to explain; and ease transition by deferring the effective date of the Standard to 2023 and by providing additional relief to reduce the effort required when applying IFRS 17 for the first time. The amendment relates to insurers’ transition to the new Standard only - it does not affect any other requirements in IFRS 17. In December 2021, the IASB issued a narrow-scope amendment to the transition requirements in IFRS 17 Insurance Contracts, providing insurers with an option aimed at improving the usefulness of information to investors on initial application of the new Standard. We are currently evaluating the impact of adoption, but do not expect this to have a material impact on the Consolidated Financial Statements.
•In February 2021, the IASB issued amendments to IAS 1 - Presentation of Financial Statements and IAS 8 - Accounting Policies, Change in Accounting Estimates and Errors. The amendments to IAS 1 require companies to disclose their material accounting policies rather than their significant accounting policies, including providing guidance on how to apply the concept of materiality to accounting policy disclosures. The amendments to IAS 8 clarify how companies should distinguish change in accounting policies from changes in accounting estimates. The amendments are effective for annual reporting periods beginning on or after January 1, 2023, with earlier application permitted. We do not expect a material impact to our Consolidated Financial Statements or disclosures upon adoption of the amendments.
•In May 2021, the IASB issued targeted amendments to IAS 12, the IFRS Standard on income taxes, to specify how companies should account for deferred tax on transactions such as leases and decommissioning obligations. IAS 12 Income Taxes specifies how a company accounts for income tax, including deferred tax, which represents tax payable or recoverable in the future. In specified circumstances, companies are exempt from recognizing deferred tax when they recognize assets or liabilities for the first time. Previously, there had been some uncertainty about whether the exemption applied to transactions such as leases and decommissioning obligations—transactions for which companies recognize both an asset and a liability. The amendments clarify that the exemption does not apply and that companies are required to recognize deferred tax on such transactions. The aim of the amendments is to reduce diversity in the reporting of deferred tax on leases and decommissioning obligations. The amendments are effective for annual reporting periods beginning on or after January 1, 2023, with early application permitted. We do not expect a material impact to our Consolidated Financial Statements or disclosures upon adoption of the amendments.
•In September 2022, the IASB issued a narrow-scope amendment to IFRS 16 - Leases, which adds to the requirements explaining how a company accounts for a sale and leaseback after the date of the transaction. The amendments are effective for annual reporting periods beginning on or after January 1, 2024. We are currently evaluating the impact of adoption.